SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO,CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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ITEM 8.01 OTHER EVENTS.


         Ligand Pharmaceuticals Incorporated (the "Company") has been informed today by NASDAQ that the ex-dividend date with respect to its $2.50 per share special dividend will be April 3, 2007. The special dividend is payable on April 19, 2007 to shareholders of record of the Company's common stock on April 5, 2007.

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                            LIGAND PHARMACEUTICALS INCORPORATED




 Date: March 30, 2007      By:      /s/ Charles S. Berkman
                           Name:    Charles S. Berkman
                           Title:   Assoc. General Counsel, Chief Patent Counsel
                                    and Secretary